UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 18, 2008

SEMGROUP ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 524-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

On July 22, 2008, SemGroup, L.P. (“Parent”) filed a voluntary petition (the “Bankruptcy Filing”) for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), Case No. 08-11547-BLS.  Parent continues to operate its businesses and own and manage its properties as debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

None of SemGroup Energy Partners, L.P. (the “Partnership”), SemGroup Energy Partners G.P., L.L.C., the general partner of the Partnership (the “General Partner”), nor any of the subsidiaries of the Partnership or the General Partner were included in Parent’s Bankruptcy Filing.

The Partnership and its subsidiaries are party to various agreements with Parent and its subsidiaries.  Under a Throughput Agreement, the Partnership provides certain crude oil gathering, transportation, terminalling and storage services to Parent.  Under a Terminalling and Storage Agreement, the Partnership provides certain liquid asphalt cement terminalling and storage services to Parent.  The Partnership derives a substantial majority of its revenues from Parent pursuant to the Throughput Agreement and the Terminalling and Storage Agreement.  In addition, the Partnership has entered into an Amended and Restated Omnibus Agreement and other agreements with Parent that address, among other things, the provision of general and administrative and operating services to the Partnership.

Item 5.03.                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2008, Manchester Securities Corp. and Alerian Finance Partners, LP (the “New Controlling Owners”) effectively took control of the General Partner on July 18, 2008 (the “Change of Control”).  On such date, the New Controlling Owners, voting as the sole members of the General Partner, approved Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of SemGroup Energy Partners G.P., L.L.C. (the “Amendment”).  The Amendment eliminates the requirement that certain actions of the General Partner be approved by Parent’s management committee.  A copy of the Amendment is filed as an exhibit to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01.                                Regulation FD Disclosure.

On July 21, 2008, the Partnership announced that it would be holding a conference call on Tuesday, July 22, 2008, at 10:00 a.m. Central Time (11:00 a.m. Eastern Time) to discuss recent events.  A copy of the press release is furnished as an exhibit to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

3.1	—	Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of SemGroup Energy Partners G.P., L.L.C., dated July 18, 2008.
99.1	—	Press release dated July 21, 2008.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP ENERGY PARTNERS, L.P.

By:  SemGroup Energy Partners G.P., L.L.C.
        its General Partner

Date:  July 22, 2008                                                                           By:  /s/ Alex G. Stallings
Alex G. Stallings
Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

3.1	—	Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of SemGroup Energy Partners G.P., L.L.C., dated July 18, 2008.
99.1	—	Press release dated July 21, 2008.